Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Generation Hemp, Inc. (the Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. Gary C. Evans, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

DATE: May 23, 2022	By:	/s/ Gary C. Evans
Gary C. Evans Chairman Chief Executive Officer (Principal Executive Officer and Principal Accounting and Financial Officer)